Exhibit 99.1

Peak Bio and Ignyte Acquisition Corp. Announce Business Combination Agreement to Create Publicly Listed Oncology and Inflammation Company

-    Company to be led by Hoyoung Huh, M.D. Ph.D., serial entrepreneur / investor with notable public and private biotech board positions

-    $25 million private investment in public equity (“PIPE”) with participation from leading healthcare institutional investor, Palo Alto Investors (PAI) with additional participation from Peak Bio’s CEO, Hoyoung Huh, MD, Ph.D.

-    Differentiated pipeline includes next generation Neutrophil Elastase Inhibitor targeting AATD / ARDS and robust preclinical ADC oncology platform utilizing Antibody Drug Conjugates

-    Anticipated cash at closing expected to fully fund the company through 2024 allowing for multiple milestones in ADC program and interim Phase II for AATD / ARDS

-    Merger expected to be completed during 3Q 2022 with combined company expected to be listed on NASDAQ under the anticipated ticker symbol “PKBO”

-    Joint investor conference call to discuss the proposed transaction on Friday, April 29, 2022, at 10:00AM E.T.

PALO ALTO, California and NEW YORK, New York, April 28, 2022 – Peak Bio Co., Ltd. (“Peak Bio”), a clinical-stage biopharmaceutical company focused on developing the next-generation of therapeutics to treat oncology and inflammatory diseases, and Ignyte Acquisition Corp. (Nasdaq: IGNY) (“Ignyte”), a special purpose acquisition company (“SPAC”), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, Ignyte will be renamed Peak Bio, Inc. (the “Combined Company”) and will be led by Hoyoung Huh, MD, Ph.D., Chief Executive Officer of Peak Bio. The Combined Company expects to list its stock on Nasdaq under the ticker symbol “PKBO”.

A group of healthcare investors including existing Peak Bio stockholders and Palo Alto Investors have committed to participate in the transaction through a $25 million common stock PIPE at a purchase price of $10.00 per share. Gross proceeds of the transaction available to the Combined Company at closing will approximate $82.5 million (assuming no redemptions from Ignyte’s trust account and before transaction expenses).

Dr. Huh stated that “We are excited about our differentiated inflammation and oncology pipeline and look forward to partnering with Ignyte and advancing our pipeline of potential blockbuster candidates. We believe we will have several near-term catalysts that can be achieved with our cash at closing. Much of our work is the culmination of our efforts at our Korean and US research sites which captured the best of pan pacific financing alternatives, diverse and highly talented scientific acumen, all the while creating a novel mechanism to bring valuable assets to bear into the U.S. NASDAQ market.”

David Rosenberg, Chairman and co-CEO of Ignyte Acquisition Corp., commented, “We are excited to partner with the Peak team in this first of its kind transaction, taking an exciting South Korean biotechnology company public on Nasdaq via a SPAC. Dr. Huh’s reputation as a serial founder and entrepreneur of multiple public and private biotech companies made Peak the perfect merger target for Ignyte. We look forward to helping Peak execute on its compelling therapeutic pipeline in both oncology and rare inflammatory disease in order to not only drive shareholder value, but to improve quality of life for those impacted by Peak Bio’s targeted diseases.”

Peak Bio Overview

Peak Bio’s pipeline is focused on developing drugs to treat oncology and inflammatory diseases. The company’s pipeline of inflammatory therapeutic candidates is led by PHP-303, which is currently Phase II ready in AATD and works by inhibiting a bioactive form of Neutrophil Elastase. The company’s pipeline also includes an antibody drug conjugate platform focused on developing therapies for oncology indications.

●	PHP-303 – 5th Generation Best-In-Class Neutrophil Elastase (NE) Inhibitor: PHP-303, is an oral QD, reversible and highly selective small molecule addressing toxicity and efficacy shortfalls from previous generation Neutrophil Elastase Inhibitors by inhibiting the bioactive form of enzyme.
○	PHP-303 was acquired from Bayer and improved to be an ideal solution for conditions involving NE imbalance with well-demonstrated tolerability and safety / PK data.
○	PHP-303 is a best-in-class Phase II ready NE Inhibitor targeting AATD and ARDS diseases where chronic inflammatory imbalance and NE are important determinants in disease progression
●	Antibody Drug Conjugate (ADC) Platform: Unlike competitors, Peak Bio’s approach to ADCs engages the immune system to enhance tumoricidal activity reducing the number of treatment cycles and improving toxicity with a proprietary approach towards the generation of novel toxins.
○	Peak Bio’s most advanced ADC candidate targeting Trop2 has shown superior linker stability and in vivo activity compared to an FDA-approved competitor with superior specificity to cancer cells and a unique ability to generate neoepitopes and synergize with I/O therapies.
○	De-risking steps such as the manufacturability assessment have revealed no liability that may impede the manufacturing of the Peak Bio Trop2 antibody and safety studies have demonstrated that our ADC was safely tolerated in repeat-dose preclinical primate studies.
○	We are working to validate other solid tumor targets to partner with our current toxin and other novel toxins to further solidify our oncology portfolio.

Planned Milestones and Uses of Proceeds:

●	Proceeds from the PIPE and merger transaction are expected to provide Peak Bio with capital to further develop its clinical-stage programs and ADC platform technology, including:
○	Initiate and fund a Phase II AATD Adaptive Design study in 2022 with a data readout expected in the first half of 2024
○	Submission to DoD for Phase II grant of PHP-303 in ARDS and an IND submission in the first half of 2023
○	Fund ADC toxin studies in lead program targeting Trop2 leading toward an IND submission in the second half of 2023 and begin Phase Ia initiation in 2024
○	Conduct research and development to identify new ADC toxins

Summary of Transaction

The transaction values the combined company at a pro forma equity value of $278 million, assuming a $10.00 per share price and no shareholder redemptions. As a result of the transaction, the combined company is expected to have more than $82.5 million in gross proceeds from a combination of approximately $57.5 million in cash held in Ignyte’s trust account (assuming no Ignyte stockholders exercise their redemption rights at closing) and more than $25 million, at $10.00 per share, from a fully committed PIPE.

The PIPE includes participation from leading healthcare institutional investor, Palo Alto Investors and insiders.

The transaction, which has been approved by each of Ignyte’s Board of Directors, Peak Bio’s Board of Directors and Peak Bio’s shareholders is expected to be completed in the third quarter of 2022, subject to approval by Ignyte’s shareholders and satisfaction, or the waiver of, customary closing conditions identified in the business combination agreement.

Chardan and Ladenburg Thalmann & Co. Inc. are serving as the financial advisors to Ignyte and Peak Bio. DLA Piper LLP (US) is serving as legal advisor to Ignyte. Bae, Kim & Lee LLC and B C Burr McCabe Law are serving as legal advisors to Peak Bio.

Additional information about the transaction, including copies of certain documents related to the transaction, including the investor presentation, will be provided in a Current Report on Form 8-K to be filed by Ignyte with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov and on the Ignyte website at https://ignytespac.com/home/default.aspx. In addition, Ignyte intends to file a proxy statement with the SEC, which will include additional information regarding the transaction (the “Proxy Statement”), and will file other documents regarding the transaction with the SEC.

Conference Call Information:

Participant Dial-In: 877-407-8289 / +1 201-689-8341
Click here for participant International Toll-Free access numbers

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=rIgAZ2lb

Call me™: https://hd.choruscall.com/InComm/?callme=true&passcode=13729684&h=true&info=company&r=true&B=6

About Peak Bio

Peak Bio is a clinical-stage biopharmaceutical company focused on developing therapeutics addressing significant unmet needs in the areas of oncology and inflammation. Peak Bio’s management team has a combined 50 years of industry experience in the areas of small molecules, antibodies, and antibody-drug-conjugates (ADC) forging successful companies that create best-in-class therapeutics.

Peak Bio’s lead product candidate, PHP-303 is a small molecule currently awaiting Phase II dose clinical study in the orphan disease Alpha1 anti-trypsin deficiency (AATD), with interim safety results expected by the end of 2023. The company has been successful at safely delivering a higher dose of PHP-303 in patients after single-ascending dose (SAD) and multiple-ascending dose (MAD) Phase I trials demonstrating dose-dependent pharmacokinetics and achieving preclinical recommended Phase II dose (RP2D).

About Ignyte Acquisition Corp.

Ignyte Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or “SPAC,” formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Ignyte is led by Chairman and Co-Chief Executive Officer, David Rosenberg, Co-Chief Executive Officer, David J. Strupp, Jr., and Chief Financial Officer, Steven Kaplan.

Additional Information and Where to Find It

In connection with the transaction, Ignyte intends to file the Proxy Statement with the SEC, which will be distributed to its shareholders in connection with Ignyte’s solicitation of proxies for the vote by its shareholders with respect to the transaction and other matters as described in the Proxy Statement. After the Proxy Statement has been filed and cleared by the SEC, Ignyte will mail a definitive proxy statement, when available, to its shareholders. Investors and security holders and other interested parties are urged to read the proxy statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Ignyte, Peak Bio and the transaction. Investors and security holders may obtain free copies of the preliminary proxy statement and definitive proxy statement (when available) and other documents filed with the SEC by Ignyte through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Ignyte Acquisition Corp., 640 Fifth Avenue, 4th Floor, New York, NY 10019.

Participants in Solicitation

Ignyte, Peak Bio and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of Ignyte is set forth in its final prospectus filed on January 28, 2021 (the “Ignyte Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the transaction. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations of achieving and maintaining profitability, projections of total addressable markets, market opportunity and market share, net proceeds from the transaction, potential benefits of the transaction and the potential success of the Combined Company’s market and growth strategies, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions and on the current expectations of Ignyte’s and Peak Bio’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ignyte and Peak Bio. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Ignyte’s securities; (ii) the risk that the transaction may not be completed by Ignyte’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Ignyte; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the transaction by the shareholders of Ignyte, the satisfaction of the minimum gross proceeds amount following any redemptions by Ignyte ’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the inability to complete the PIPE investment in connection with the transaction; (v) the failure to realize the anticipated benefits of the transaction; (vi) the effect of the announcement or pendency of the transaction on Peak Bio’s business relationships, performance, and business generally; (vii) risks that the transaction disrupts current plans of Peak Bio; (viii) the outcome of any legal proceedings that may be instituted against Ignyte or Peak Bio related to the business combination agreement or the transaction; (ix) the ability to maintain the listing of Ignyte’s securities on the Nasdaq Capital Market; (x) the ability to address the market opportunity for Peak Bio’s products and services; (xi) the risk that the transaction may not generate the expected net proceeds for the combined company; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; and those factors discussed in the Ignyte Prospectus under the heading “Risk Factors,” and other documents of Ignyte filed, or to be filed, with the SEC. If any of these risks materialize or Ignyte’s or Peak Bio’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Ignyte nor Peak Bio presently know or that Ignyte and Peak Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ignyte’s and Peak Bio’s expectations, plans or forecasts of future events and views as of the date of this press release. Ignyte and Peak Bio anticipate that subsequent events and developments will cause Ignyte’s and Peak Bio’s assessments to change. However, while Ignyte and Peak Bio may elect to update these forward-looking statements at some point in the future, Ignyte and Peak Bio specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ignyte’s and Peak Bio’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.